United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05734

Diamond Hill Financial Trends Fund, Inc.

 (Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

 (Address of principal executive offices)(Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant's telephone number, including area code: (614) 255-3333

Date of fiscal year end: 12/31

Date of reporting period: 06/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL® funds

Semi-Annual Report

June 30, 2009

Invest With Us.

TABLE OF CONTENTS

Your fund at a glance

Portfolio Commentary

Fund’s investments

Financial statements

Notes to financial statements

Directors and officers

Welcome

Dear Fellow Shareholders:

The public equity markets sustained their tumultuous behavior throughout the first half of 2009.  The sharp decline of the first quarter that bottomed in March was followed by an equally dramatic recovery in April and May.  The majority of domestic indices ended up slightly for the first half of the year.   The Fund declined 2.15% on a net asset value basis, while the S&P 1500 Super-composite Financials Index was down 5.58% for the same period.

The financial crisis has mostly abated with liquidity returning and risk spreads narrowing considerably.  Additionally, numerous banks raised common equity in the public markets and several of those have repurchased TARP preferred shares issued to the government in the fall.  However, while the worst of the financial crisis appears to be over, the general economy is struggling in the aftermath which has led to among other things a rapidly growing level of unemployment.  This will clearly present a significant headwind throughout the rest of the year and well into 2010.

Although the financial sector continues to be the eye of the storm, the market is no longer using a broad brush to paint all financials.  Residential real estate in aggregate has shown signs of stabilizing; however, indications of further distress have surfaced in consumer credit and commercial real estate.  Credit sensitive names are slowly being distinguished from those with less exposure, better credit performance, and/or higher levels of capital.  The Fund has used this opportunity to move into more senior pieces of the capital structure, most notably preferred shares as the relative value to common equity increased.

Despite the cyclical headwinds we remain optimistic regarding the implied returns of the holdings within the portfolio.  While the steep discounts that were prevalent in March have closed with the market rally, current price levels suggest returns in the future should be reasonably attractive.  The Fund’s managers maintain their focus on a long-term investment horizon, purchasing companies priced at a discount to the appraisal of intrinsic value and most importantly placing shareholders’ interest first.  On behalf of your Board of Directors, I again assure you of our collective commitment to meeting our fiduciary duty to you, our fellow shareholders.

Sincerely,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the last six months

>	Public equity markets continued to be quite volatile throughout the first half of 2009 but rallied sharply in the second quarter and are generally positive year-to-date.

>	The financial crisis has mostly abated with liquidity returning and credit spreads narrowing.

>	The Fund has used this opportunity to move into more senior portions of the capital structure, most notably preferred shares as the relative value to common equity increased.

>	The Fund declined 2.15% on a net asset value basis, outperforming the S&P 1500 Super-composite Financials Index, which was down 5.58%.

Diamond Hill Financial Trends Fund, Inc.
Fund’s average annual total returns for various periods ended June 30, 2009

The total returns for the Fund are at net asset value and include the reinvestment of all distributions.  The performance data contained within this material represents past performance, which does not guarantee future results.

Top 10 holdings

Wells Fargo & Co.	6.4%	National City Capital IV, 8.00%	3.9%
JP Morgan Chase & Co.	6.3%	Huntington Bancshares, 8.50%	3.5%
Sun Trust Banks, Inc.	4.4%	Countrywide Capital V, 7.00%	3.4%
U.S. Bancorp	4.1%	Allstate Corp.	3.4%
Travelers Companies, Inc.	3.9%	Assured Guaranty Ltd.	3.2%
As a percentage of net assets on June 30, 2009.

Portfolio Commentary

Thank you for your interest in the Diamond Hill Financial Trends Fund, Inc.

The incredible volatility witnessed last year continued in the first half of 2009.  After a horrific first quarter, the U.S. equity markets bounced back sharply in the second quarter and ended the first half with slight gains. Through June 30th, the Fund declined by 2.15% on a net asset value basis while its primary benchmark (the S&P1500 Super-composite Financials Index) posted a total return of negative 5.58%.  Unlike the prior two years, the disparity in performance between the financial sector and the rest of the domestic equity markets narrowed substantially.  Through June 30, 2009, the Fund has returned 4.84% annually since its inception in 1989, while the past five years have produced a -7.93% annual return.  As we stated at year end, given these poor historical returns, we feel valuations are now at a level which should allow for much improved prospective returns for our holdings.

In terms of positive contributions to performance, the long portfolio dominated as top contributors for the Fund included global financial services companies JP Morgan Chase & Co., Morgan Stanley, and American Express Co.  Also, XL Capital Ltd., a Bermuda based reinsurer, was a very strong contributor for the period as the credit markets improved dramatically during the second quarter which substantially strengthened the company’s balance sheet.  The short portfolio was also a positive contributor to the Fund’s performance during the first half as small regional commercial banks WesBanco Inc., Home BancShares Inc. and Glacier Bancorp Inc. all depreciated in value.

Performance was most negatively impacted by long positions in the smaller regional banks.  Huntington Bancshares Inc., Synovus Financial Corp. and UCBH Holdings, Inc. all depreciated significantly as the overall credit quality outlook continued to deteriorate during the half.  In addition, long positions in Bank of America Corp., and Allstate also detracted from first half performance.

Within the long portfolio a few new positions including Marsh & McLennan, an insurance broker, and regional banks, Fifth Third Bancorp and South Financial Group Inc. were added during the period as they offered attractive price to intrinsic value opportunities for the Fund.  TCF Financial Corp. was eliminated as newly added Comerica Inc. offered a more attractive price to intrinsic value opportunity for the Fund.  A number of other credit sensitive banks were eliminated during the period including, Bank of America Corp., UCBH Holdings Inc. and Pinnacle Financial Partners, Inc.  Finally, investment management and advisory services company, T. Rowe Price Group Inc., was eliminated from the Fund as it reached our estimate of intrinsic value.

Consistent with our overall investment philosophy, we believe shareholders in the Fund will benefit from a relatively concentrated portfolio.  We continue to hold between 40 and 50 stocks on the long side.  We also believe adding the shorting capability will provide clear long-term benefits.  As we continue to point out, our objective is to use shorting as a tool to enhance our performance over time.

Christopher M. Bingaman, CFA, Portfolio Manager and
William C. Dierker, CFA, Assistant Portfolio Manager

As always, we would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
June 30, 2009 (Unaudited)

	Shares	Market Value
Preferred Stocks — 14.3%
Financial — 12.1%
Citizens Funding Trust I, 7.50%	23,115	$254,265
Countrywide Capital V, 7.00%	64,560	1,101,394
Huntington Bancshares Series A, 8.50% ◊	1,540	1,155,000
National City Capital IV, 8.00%	57,150	1,268,730
Regions Financial Series A, 8.88%	4,582	91,090
Regions Financing Trust III, 8.88%	3,807	75,683
		3,946,162
Real Estate Investment Trust — 2.2%
iStar Financial, Inc.	4,966	35,308
LaSalle Hotel Properties, Series B	697	13,731
LaSalle Hotel Properties, Series E	5,332	93,643
Wachovia Preferred Funding	32,215	581,803
		724,485
Total Preferred Stocks		$4,670,647

Common Stocks — 74.4%
Finance - Banks & Thrifts — 35.7%
Bank of New York Mellon Corp. †	34,728	1,017,878
BB&T Corp. ◊	6,382	140,276
City National Corp.	11,175	411,575
Comerica, Inc.	15,220	321,903
Fifth Third Bancorp	70,655	501,651
First Financial Holdings, Inc. ◊	10,000	94,000
Huntington Bancshares, Inc.	101,845	425,712
JP Morgan Chase & Co. †	60,128	2,050,966
NewBridge Bancorp.	51,512	106,630
PNC Financial Services Group, Inc.	23,705	919,991
Seacoast Banking Corp. of Florida◊	23,920	58,126
South Financial Group, Inc., The	277,870	330,665
State Street Corp.	6,970	328,984
SunTrust Banks, Inc.	87,771	1,443,833
Synovus Financial Corp.	37,290	111,497
U.S. Bancorp	75,310	1,349,555
Wells Fargo & Co.	85,800	2,081,507
		11,694,749
Finance - Broker Dealer — 1.2%
Morgan Stanley	13,415	382,462
Finance Services — 2.2%
Affiliated Managers Group, Inc.* ◊	9,630	560,370
Raymond James Financial, Inc. ◊	8,477	145,889
		706,259

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares	Market Value
Financial - Diversified — 3.6%
Leucadia National Corp.*	10,410	$219,547
Marsh & McLennan Co's., Inc.	33,770	679,790
Paychex, Inc.	10,500	264,600
		1,163,937
Financial Specialties — 4.7%
American Express Co. †	40,880	950,052
Discover Financial Services	55,831	573,384
		1,523,436
Insurance — 23.9%
AFLAC, Inc.	9,000	279,810
Allstate Corp.	45,000	1,097,999
Assurant, Inc.	42,365	1,020,573
Assured Guaranty Ltd. ◊	83,815	1,037,630
Hanover Insurance Group, Inc.	17,900	682,169
Hartford Financial Services Group, Inc., The	15,495	183,926
Old Republic International Corp. ◊	77,870	767,020
Prudential Financial, Inc.	20,405	759,474
Travelers Companies, Inc., The	31,250	1,282,499
XL Capital Ltd. - Class A	64,445	738,540
		7,849,640
Real Estate Investment Trust — 3.1%
Mid-America Apartment Communities, Inc. ◊	5,000	183,550
Redwood Trust, Inc.	55,450	818,442
		1,001,992
Total Common Stocks		$24,322,475

	Par Value	Market Value
Certificates Of Deposit — 0.0%
First Piedmont, 2.00%, 09/29/09	$2,158	$2,158
Oconee Federal Savings Bank, 3.25%, 09/27/09	2,678	2,678
Piedmont Federal Savings Bank, 2.00%, 10/09/09	2,446	2,446
Security Savings Bank, 2.13%, 09/28/09	2,364	2,364
Stephen Federal Bank, 3.00%, 10/11/09	2,075	2,075
Total Certificates Of Deposit		$11,721

Corporate Bonds — 1.8%
Financial — 1.8%
First Horizon National, 4.50%, 5/15/13	725,000	$578,006

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

	Shares	Market Value

Registered Investment Companies — 15.8%
JPMorgan Prime Money Market Fund††	5,175,233	$5,175,233

Total Investment Securities — 106.3%		$34,758,082
(Cost $33,676,675)**

Segregated Cash With Brokers — 6.4%		2,076,012

Securities Sold Short—(7.3%)		(2,370,746)
(Proceeds $2,764,873)

Liabilities In Excess Of Other Assets — (5.4%)		(1,792,704)

Net Assets — 100.0%		$32,670,644

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total market value of the securities on loan, as of June 30, 2009, was $1,695,033.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $3,216,722.
††	A portion of this security represents collateral for securities loaned. The total value of the collateral, as of June 30, 2009, was $1,743,134.

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
June 30, 2009 (Unaudited)

	Shares	Market Value

Common Stocks — 100.0%
Finance - Banks & Thrifts — 90.3%
First Financial Bankshares, Inc.	9,400	$473,384
Glacier Bancorp, Inc.	26,730	394,802
Home Bancshares, Inc.	21,340	406,314
Peoples Bancorp, Inc.	17,545	299,142
Prosperity Bancshares, Inc.	9,245	275,778
WesBanco, Inc.	20,090	292,109
		2,141,529
Finance - Broker Dealer — 9.7%
KBW, Inc.*	7,970	229,217

Total Common Stocks Sold Short— 100.0%
Proceeds ($2,764,873)		$2,370,746

*	Non-dividend expense producing security.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements

Statements of Assets and Liabilities
June 30, 2009 (unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet.  It shows the value of what the Fund owns, is due and owes.  You'll also find the net asset value for each common share.

Assets
Investments, at value (cost $33,676,675) - including $1,695,033 of securities loaned	$34,758,083
Deposit with broker for securities sold short	2,076,012
Receivable for investments sold	234,515
Tax reclaim receivable	15,975
Receivable for dividends and interest	78,666

Total assets	37,163,251

Liabilities
Return of collateral for securities on loan	1,743,134
Securities sold short, at value (proceeds $2,764,873)	2,370,746
Payable for investments purchased	322,973
Payable for dividends on securities sold short	11,211
Payable to Advisor	11,138
Payable to Administrator	8,091
Payable to Directors	9,857
Other payables and accrued expenses	15,457

Total liabilities	4,492,607

Net Assets
Capital paid-in	40,212,716
Accumulated net investment income	1,213,123
Accumulated net realized loss on investments	(10,230,730)
Net unrealized appreciation on investments	1,475,535

Net assets	$32,670,644

Net asset value per share
Based on 3,993,124 shares outstanding - 50 million shares authorized
with par value of $0.001 per share.	$8.18

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the six months ended June 30, 2009 (unaudited)

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.  It also shows net gains (losses) for the period stated.

Investment income
Dividends	$535,582
Interest	12,531
Securities Lending	7,825

Total investment income	555,938

Expenses
Investment management fees	88,052
Administration fees	20,320
Directors' fees	67,938
Professional fees	24,012
Regulatory fees	8,679
Transfer agent fees	7,902
Postage and printing fees	6,206
Dividend expense on securities sold short	26,386
Insurance, supplies and registration fees	2,777
Total expenses	252,272

Fees waived by Adviser	(77,582)

Net expenses	174,690

Net investment income	381,248

Realized and unrealized gain (loss)
Security transactions	(7,426,460)
Closed short positions	921,559
Change in net unrealized appreciation/depreciation of investments	5,423,821

Net realized and unrealized loss	(1,081,080)

Decrease in net assets from operations	$(699,832)

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods.  The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	For the Six Months Ended June 30, 2009 (Unaudited)	Year ended December 31, 2008
Increase (decrease) in net assets
From operations
Net investment income	$381,248	$1,498,106
Net realized loss from security transactions	(7,426,460)	(4,078,412)
Net realized gain from closed short positions	921,559	369,758
Change in net unrealized appreciation/depreciation	5,423,821	(25,514,059)

Decrease in net assets resulting from operations	(699,832)	(27,724,607)

Distributions to common shareholders
From net investment income	-	(413,288)
From net realized gain	-	(1,285,067)
Decrease in net assets from distributions
to common shareholders	-	(1,698,355)

Net assets
Beginning of period	33,370,476	62,793,438
End of period	$32,670,644	$33,370,476
Accumulated net investment income	$1,213,123	$831,875

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights

The Financial Highlights shows how the Fund's net asset value for a share has changed since the end of the previous period.

	For the Six Months Ended June 30, 2009		Year ended December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Per share operating performance
Net asset value, beginning of period	$8.36		$15.73	$21.25	$19.46	$19.09	$17.63
Net investment income [1]	0.10		0.38	0.28	0.25	0.23	0.19
Net realized and unrealized
gain (loss) on investments	(0.28)		(7.33)	(3.31)	2.69	0.96	2.44
Total from investment operations	(0.18)		(6.95)	(3.03)	2.94	1.19	2.63
Less distributions
From net investment income	—		(0.10)	(0.28)	(0.26)	(0.22)	(0.20)
From net realized gain	—		(0.32)	(2.21)	(0.89)	(0.60)	(0.97)
Total distributions	—		(0.42)	(2.49)	(1.15)	(0.82)	(1.17)
Net asset value, end of period	$8.18		$8.36	$15.73	$21.25	$19.46	$19.09
Per share market value, end of period	$6.27		$6.35	$13.75	$19.01	$16.68	$17.47
Total return at net asset value[2] (%)	(2.15	) [4]	(44.30)	(12.50)	15.92 [3]	6.99 [3]	15.81 [3]
Total return at market value[2] (%)	(1.26	) [4]	(51.60)	(14.50)	20.99	0.21	1.54
Ratios and supplemental data
Net assets, end of period (in millions)	$33		$33	$63	$85	$78	$76
Ratio of gross expenses to average
net assets (%)	1.86	[5]	1.53	1.30	1.21	1.18	1.22
Ratio of net expenses to average net
assets, excluding dividends on
securities sold short (%)	1.09	[5]	1.15	—	—	—	—
Ratio of net expenses to average
net assets (%)	1.29	[5]	1.26	1.28	1.21	1.18	1.22
Ratio of net investment income
to average net assets (%)	2.81	[5]	3.09	1.36	1.21	1.21	1.04
Portfolio Turnover (%)	100	[5]	65	42	10	4	10

[1]	Based on the average of the shares outstanding.
[2]
Total return based on net asset value reflects changes in the Fund's net asset value during each year.  The total return based on market value reflects changes in market value.  Each figure assumes that dividend and capital gain distributions, if any, were reinvested.  These figures will differ upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the year.

[3]	Unaudited.
[4]	Not Annualized.
[5]	Annualized.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements

Note 1
Accounting policies

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.  All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.  Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Certificates of deposit are FDIC insured and valued at cost, which approximates fair value.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.

The Fund adopted Statement of Financial Accounting Standards (“SFAS”) No. 157 – “Fair Value Mearsurements” (“SFAS 157”).  SFAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.  One key component of the implementation of SFAS 157 included the development of a three – tier fair value hierarchy.

In general, FAS 157 defines Level 1 inputs, as fair values which use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  Level 2 inputs are defined as having other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 inputs are defined as having significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).  At June 30, 2009, the breakdown of Levels was as follows:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Investments in Securities:
(Assets)
Common Stocks	$24,322,475	$—
Preferred Stocks	4,670,647	—
Cash & Cash Equivalents	5,186,955	—
Corporate Bonds	—	578,006
Investments in Securities Sold Short:
(Liabilities)
Common Stocks	$2,370,746	$—

Diamond Hill Financial Trends Fund, Inc.

The Fund had no Level 3 securities at June 30, 2009.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Short sales

The Fund is permitted to make short sales of securities.  Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Securities lending

The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”).  Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers.  In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned.  The cash collateral is invested in short term instruments as noted in the Schedule of Investments.  Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement.  The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan.  Any remaining securities lending revenue is then paid to the Fund as securities lending income.  The net securities lending income is presented in the Statement of Operations.

As of June 30, 2009, the value of securities loaned and the collateral held were as follows:

Market Value of Securities Loaned	Value of Collateral Received
$ 1,695,033	$ 1,743,134

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.  The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.

Diamond Hill Financial Trends Fund, Inc.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend.  Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2008, the tax character of distributions paid was as follows:  ordinary income $945,639 and long-term capital gains $752,716. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $2,119,354 and long-term capital gains $7,829,714.

As of December 31, 2008, the components of distributable earnings on a tax basis included $831,875 of undistributed ordinary income and $2,177,195 of capital loss carryforwards and $1,449,507 of post-October losses. These capital loss carryforwards will expire December 31, 2016.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP).  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Certain reclassifications have been made to the components of net assets, the result of dividend character reclassifications.  The following reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis:

Accumulated Net Investment Income	Accumulated Net Realized Losses
$ (266,186)	$ 266,186

Use of estimates

The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Recent accounting pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Fund evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the Fund’s financial statements.

Diamond Hill Financial Trends Fund, Inc.

Note 2
Management fees and transactions with affiliates and others

Investment Advisory

The Fund has entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”), whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund; provides office space, furnishings and equipment used to carry out the investment management of the Fund.  For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund.  This Limitation Agreement is effective through January 2, 2010.

Administration

The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the Fund’s federal, state and local income tax returns; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them.  For these services, the Administrator receives a fee at an annual rate of $22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.

The Administrator has entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund.  The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of  books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

The Fund had no share transactions during the last two years.

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Diamond Hill Financial Trends Fund, Inc.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the six months ended June 30, 2009, aggregated $13,520,325 and $14,513,840, respectively.

The tax cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was $45,489,567. Gross unrealized appreciation and depreciation of investments aggregated $5,856,767 and $9,904,180, respectively, resulting in net unrealized depreciation of $4,047,413. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

The tax cost of investments owned on June 30, 2009, including short-term investments, for federal income tax purposes, was $33,775,802. Gross unrealized appreciation and depreciation of investments aggregated 5,287,971 and $3,911,563, respectively, resulting in net unrealized appreciation of $1,376,408. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Subsequent Events

The Fund evaluated subsequent events from June 30, 2009, the date of these financial statements, through August 13, 2009, the date these financial statements were issued and available.  There were no subsequent events to report that would have a material impact on the financial statements.

Diamond Hill Financial Trends Fund, Inc.

Supplemental Information (unaudited)

Tax information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2008.

This Fund designated distributions of $752,716 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2008, 100% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.  This amount was reflected on Form 1099-DIV for the calendar year 2008.

Shareholders were mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009.  This will reflect the total of all distributions that are taxable for calendar year 2008.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy

The Fund’s primary investment objective is long-term capital appreciation.  Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 0% and 30% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.  These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.  In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007.  Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. William Dierker assumed responsibility as the assistant portfolio manager of the Fund on December 1, 2007.  Mr. Dierker has a B.S.B.A. in accounting from Xavier University and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since September 2006. From September 2004 to August 2006, Mr. Dierker was a Senior Portfolio Manager/Senior Vice President at Federated Investors. He was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003.

Mr. William Zox assumed responsibility as the assistant portfolio manager of the Fund on July 14, 2009.  Mr. Zox has a Bachelor of Arts degree from Williams College, a Juris Doctor degree from the Moritz College of Law at The Ohio State University and a Masters of Law degree from the University of Florida College of Law in taxation and holds the CFA designation. He has been an investment professional with the Adviser since January 2001. From 1993 to 2000, he was a tax associate and then a tax partner with the law firm of Schottenstein, Zox & Dunn Co., L.P.A.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the Investment Company Act of 1940. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.

Dividends and distributions

During the year ended December 31, 2008 dividends from net investment income totaling $0.17 per share and capital gain distributions totaling $0.255 were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT DATE	INCOME DIVIDEND
August 27, 2008	$0.070
December 16, 2008	0.100

PAYMENT DATE	CAPITAL GAIN DISTRIBUTION
August 27, 2008	$0.255

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o  Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Independent Directors 1

Name, age Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Director of Fund since	[2]

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer); President, James Myers and Company (full-service broker dealer) (until 2001); President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia (until 1991); Past Director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938	1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset Management and NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer, John Hancock Advisers, LLC (until 1998).

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board, BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004); Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing Executive (until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938	1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting) (retired 2002); Director, Maytag Corporation; Director, Supervisory Board of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director
Vice President of Livingston Group Asset Management Company (operating as Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc. (registered investment adviser) (until 2001); Managing Director and portfolio manager of Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

H. Hall Ware, III, Born: 1935	1989
Director Attorney, private practice (since 2001); President, Odin Systems International, Inc. (1999-2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).

Principal Officers [1]

Name, age Position(s) held with Fund Principal occupation(s) at least the last 5 years	Officer of Fund since	[2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001.  Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004. Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004.  Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006; Director of Compliance and Director of Fund Administration with BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

[This page has been left blank intentionally.]

[This page has been left blank intentionally.]

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors	Investment adviser	Independent directors’
Franklin C. Golden	Diamond Hill Capital Management, Inc.	Counsel
Robert G. Freedman	325 John H. McConnell Boulevard, Suite 200	Paul, Hastings, Janofsky
Russell J. Page	Columbus, Ohio 43215	& Walker, LLP
Fred G. Steingraber		600 Peachtree St., N.E.
Donald R. Tomlin	Custodian	Twenty – Fourth Floor
H. Hall Ware III	JPMorgan Chase Bank, N.A.	Atlanta, GA 30308
14201 North Dallas Parkway
Officers	Dallas, TX 75254-2916	Stock symbol
Franklin C. Golden		Listed Nasdaq Symbol:
Chairman	Transfer agent and registrar	DHFT
James Laird	Mellon Investor Services
President	Newport Office Center VII	For shareholder
Gary Young	480 Washington Boulevard	assistance,
Treasurer, CCO, Secretary	Jersey City, NJ 07310	refer to page 20
Brian Risinger
Assistant Treasurer

How to contact us
Internet	www.diamond-hill.com
Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

DIAMOND HILL®
funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.

Not required in Semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in Semiannual report filing.

Item 4. Principal Accountant Fees and Services.

Not required in Semiannual report filing.

Item 5. Audit Committee of Listed Companies.

Not required in Semiannual report filing.

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required in Semiannual report filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not required in Semiannual report filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable in Semiannual filing.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  August 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  August 18, 2009

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young.
Treasurer and Chief Financial Officer

Date:  August 18, 2009